                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-4 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1995 to July 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%, 6.75%,
                                  6.95%. 7.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995

                            CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                            TRUST ACCOUNT #3334224-0
                            REMITTANCE DATE:  8/15/95

                                                        Total $      Per $1,000
                                                         Amount       Original
                                                     -------------   ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                  $4,610,343.43

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                     0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
             (6.05%, unless Weighted Average
             Contract Rate is below 6.05%)                   6.05%
         b. Class A-1 Interest                          229,332.42   4.87941319
         c. Class A-2 Remittance Rate
             (6.10%, unless Weighted Average
             Contract Rate is below 6.10%)                   6.10%
         d. Class A-2 Interest                          320,250.00   5.08333333
         e. Class A-3 Remittance Rate
             (6.30%, unless Weighted Average
             Contract Rate is below 6.30%)                   6.30%
         f. Class A-3 Interest                          162,750.00   5.25000000
         g. Class A-4 Remittance Rate
             (6.75%, unless Weighted Average
             Contract Rate is below 6.75%)                   6.75%
         h. Class A-4 Interest                          270,000.00   5.62500000
         i. Class A-5 Remittance Rate
             (6.95%, unless Weighted Average
             Contract Rate is below 6.95%)                   6.95%
         j. Class A-5 Interest                          231,666.67   5.79166675
         k. Class A-6 Remittance Rate
             (7.30%, unless Weighted Average
             Contract Rate is below 7.30%)                   7.30%
         l. Class A-6 Interest                          221,433.33   6.08333324

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                          .00          .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%. 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995


                                       CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                                       TRUST ACCOUNT #3334224-0
                                       REMITTANCE DATE:  8/15/95

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                        .00           .00
B.   Principal
     (5)  Formula Principal Distribution
           Amount                                    1,776,073.44           N/A
          a. Scheduled Principal                       482,198.18           N/A
          b. Principal Prepayments                   1,293,875.26           N/A
          c. Liquidated Contracts                             .00           N/A
          d. Repurchases                                      .00           N/A

     (6)  Pool Scheduled Principal
           Balance                                 316,494,954.94  989.71601108
    (6a)  Pool Factor                                   .98971601

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          Date                                                .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance, divided by Pool
          Scheduled Principal Balance)                      91.96%

     (9)  Class A Percentage for the following
          Remittance Date                                   91.91%

    (10)  Class A Principal Distribution:
          a. Class A-1                               1,776,073.44   37.78879660
          b. Class A-2                                        .00           .00
          c. Class A-3                                        .00           .00
          d. Class A-4                                        .00           .00
          e. Class A-5                                        .00           .00
          f. Class A-6                                        .00           .00

    (11)  Class A-1 Principal Balance               43,711,348.94  930.02870085
   (11a)  Class A-1 Pool Factor                         .93002870

    (12)  Class A-2 Principal Balance               63,000,000.00  1000.0000000
   (12a)  Class A-2 Pool Factor                        1.00000000

    (13)  Class A-3 Principal Balance               31,000,000.00  1000.0000000
   (13a)  Class A-3 Pool Factor                        1.00000000

    (14)  Class A-4 Principal Balance               48,000,000.00  1000.0000000
   (14a)  Class A-4 Pool Factor                        1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%. 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995


                                       CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                                       TRUST ACCOUNT #3334224-0
                                       REMITTANCE DATE:  8/15/95

    (15)  Class A-5 Principal Balance             40,000,000.00    1000.0000000
   (15a)  Class A-5 Pool Factor                      1.00000000

    (16)  Class A-6 Principal Balance             36,400,000.00    1000.0000000
   (16a)  Class A-6 Pool Factor                      1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                              .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18)  31-59 days                               1,217,646.75              38

    (19)  60 days or more                             13,081.58               1

    (20)  Current Month Repossessions                 46,950.48               2

    (21)  Repossession Inventory                      46,950.48               2

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 1999)

    (22)  Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Remittance Date                                              .004%

          (b) Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                                 .001%

    (23)  Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Remittance Date                                               .38%

          (b) Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                                  .13%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.10%, 6.30%,
                              6.75%, 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995



                                       CUSIP#'S  393505-GL0,GM8,GN6,GP1,GQ9,GR7
                                       TRUST ACCOUNT #3334224-0
                                       REMITTANCE DATE:  8/15/95

(24)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from July 1, 1999 to
          June 30, 2000, 6.5% from July 1, 2000 to
          June 30, 2001, 8.5% from July 1, 2001 to
          June 30, 2002 and 9.5% thereafter)                                  0%

(25)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                                0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                               0%

(26)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 12%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $6,395,672.00                                                 8.04%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 5

                                                      CUSIP#'S 393505-GS5
                                                      TRUST ACCOUNT #3334224-0
                                                      REMITTANCE DATE:  8/15/95

                                                    Total $        Per $1,000
                                                    Amount          Original
                                                 -------------    -------------
CLASS M1 CERTIFICATES
---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                             1,398,837.57

A.     Interest
 (28)  Aggregate interest
       a.  Class M-1 Remittance Rate (7.60%,
           unless Weighted Average Contract
           Rate is below 7.60%)                           7.60%
       b.  Class M-1 Interest                       182,273.33       6.33333322

 (29)  Amount applied to Class M-1 Interest
        Deficiency Amount                                  .00                0

 (30)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                  .00                0

 (31)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall             .00                0

 (32)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall             .00                0

B.     Principal
 (33)  Formula Principal Distribution Amount
       a.  Scheduled Principal                             .00              N/A
       b.  Principal Prepayments                           .00              N/A
       c.  Liquidated Contracts                            .00              N/A
       d.  Repurchases                                     .00              N/A

 (34)  Class M-1 Principal Balance               28,780,000.00    1000.00000000
(34a)  Class M-1 Pool Factor                        1.00000000

 (35)  Class M-1 Percentage after prior
       Remittance Date                                     .00%

 (36)  Class M-1 Percentage for such Remittance
       Date                                                .00%

 (37)  Class M-1 Percentage for the following
       Remittance Date                                     .00%

 (38)  Class M-1 Principal Distribution:
       a.  Class M-1                                       .00       0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                            .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995

                                                     CUSIP#'S 393505-GT3, GU0
                                                     REMITTANCE DATE:  8/15/95

                                                        Total $      Per $1,000
                                                        Amount        Original
                                                     -------------   ----------
Class B1 Certificates
-----------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution Amount (including
       Monthly Servicing Fee)                         1,216,564.24

  (2)  Class B-1 Remittance Rate (7.30% unless
       Weighted Average Contract Rate is
       below 7.30%)                                           7.30%

  (3)  Aggregate Class B1 Interest                       77,866.67   6.08333359

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                   .00          .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                      .00          .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                       .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                       .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                   .00

 (9a)  Class B Percentage for the following
       Remittance Date                                         .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                  .00

(11a)  Class B1 Principal Shortfall                            .00

(11b)  Unpaid Class B1 Principal Shortfall                     .00

 (12)  Class B Principal Balance                     25,603,606.00

 (13)  Class B1 Principal Balance                    12,800,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995
                                     Page 2

                                                   CUSIP#'S    393505-GT3, GU0
                                                    REMITTANCE DATE:  8/15/95

                                                        Total $      Per $1,000
                                                         Amount       Original
                                                      ------------   ----------
Class B2 and C Certificates
--------------------------
(12)  Remaining Amount Available                      1,138,697.57

(13)  Class B-2 Remittance Rate (7.70%
      unless Weighted Average Contract
      Rate is less than 7.70%)                                7.70%

(14)  Aggregate Class B2 Interest                        82,156.47   6.41666652

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                    .00          .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                       .00          .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                 .00

(18)  Class B2 Principal Liquidation Loss Amount               .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                .00

(20)  Guarantee Payment                                        .00

(21)  Class B2 Principal Balance                     12,803,606.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution Amount and
      Class B-2 Distribution Amount; if the
      Company is the Servicer)                          132,612.93

(23)  3% Guarantee Fee                                  795,677.58

(24)  Class C Residual Payment                          128,250.59

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995
                                     Page 3

                                                    CUSIP#'S   393505-GT3, GU0
                                                    REMITTANCE DATE:  8/15/95

                                                         Total $      Per $1,000
                                                         Amount       Original
                                                        ---------    ----------
(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                         .00

(27)  Repossessed Contracts                             46,950.48

(28)  Repossessed Contracts Remaining
      in Inventory                                      46,950.48

(29)  Weighted Average Contract Rate                     11.12771